UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 27, 2020

ALICO, INC.
(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Daniels Interstate Court, Suite 100, Fort Myers, FL 33913
(Address of principal executive offices)(Zip Code)

239-226-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market

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Section 5    Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders

Alico, Inc. (the “Company”) held its Annual Meeting of Shareholders on February 27, 2020 (the “Annual Meeting”). There were 7,475,200 shares of common stock entitled to be voted and 5,915,378 shares were voted in person or by proxy, thus a quorum was present. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final voting tally certified by the Company’s Inspector of Elections with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 21, 2020.

Proposal 1: The Company’s shareholders elected each of the Company’s seven nominees for director to hold office for the ensuring year or until their respective successors are duly elected and qualified, as set forth below:

	FOR	WITHHELD	BROKER NON-VOTES	UNCAST
George R. Brokaw	4,431,276	90,702	1,393,400	0
R. Greg Eisner	3,196,512	1,325,466	1,393,400	0
Benjamin D. Fishman	4,094,661	427,317	1,393,400	0
John E. Kiernan	4,427,797	94,181	1,393,400	0
W. Andrew Krusen, Jr.	4,114,384	407,594	1,393,400	0
Henry R. Slack	4,293,194	228,784	1,393,400	0
Toby K. Purse	4,459,531	62,447	1,393,400	0

Proposal 2: The Company’s shareholders ratified the Audit Committee’s selection of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2020, as set out below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,808,058	48,729	58,591	0

Proposal 3: The Company’s shareholders approved of the shareholder proposal regarding an advisory vote addressing whether the Company should adopt a majority voting standard for the election of the members of its Board of Directors, as set forth below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	UNCAST
3,430,751	161,162	887,855	1,419,164	16,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2020	ALICO, INC.

	By:	/s/ Richard Rallo

Richard Rallo
Senior Vice President and Chief Financial Officer

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